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                             [BRIDGEWAY LETTERHEAD]

April 25, 2000

Dear Fellow Aggressive Growth Shareholder,

While beating the returns of both of our quarterly market benchmarks, including the S&P 500 by more than 10 percentage points, we took shareholders on quite a roller coaster ride this March quarter. At one point, the Portfolio was up 32% quarter-to-date before coming back into the atmosphere. I can't say that I like the volatility, but I can't complain about the quarterly (or annual or inception-to-date) returns. We beat the market; I'm happy.

Relative to other aggressive growth funds, we ranked 104th of 173 funds for the quarter, 14th of 154 for the last year, and 5th of 79 over the last five years. Over the last five years we have also ranked 16th of 1621 domestic equity funds. I am most proud of our five-year record since we are trying to build an attractive long-term record, rather than "shoot out the lights" in any one quarter.

Performance Summary

TRANSLATION: As explained below, large, highly appreciated NASDAQ stocks (mostly, but not entirely in technology companies) took us on a wild ride in the March quarter. We continued trimming these companies during the quarter, adding proceeds and new money into beaten up ("value") large companies, oil stocks, banks, small value stocks, and small retail stocks. Each of these categories helped our performance and dampened volatility. Nevertheless, our biggest gaining and losing stocks were still among the NASDAQ technology wonders.

The table below presents our March quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.

                                     March Qtr.        1 Year      5 Year       Life-to-Date
                                       1/1/00          4/1/99      4/1/95         8/5/94
                                    to 3/31/00(3)    to 3/31/00   to 3/31/00    to 3/31/00(4)
                                    -------------    ----------   ----------    -------------
Aggressive Growth Portfolio             12.7%          127.9%         42.5%          38.9%
S&P 500 Index (large companies)(1)       2.3%           17.9%         26.7%          25.7%
Russell 2000 (small companies)(1)        7.1%           37.3%         17.2%          16.6%
Lipper Capital Appreciation Funds(2)    14.4%           66.6%         27.6%          25.8%

   (1)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested.
   (2)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. (3)Periods less than one year are not annualized. (4)Periods longer than one year are annualized. Past performance does not guarantee future returns.

A Gradual Shift Away from our Previous High-Fliers

TRANSLATION: In spite of significant trimming before and after the beginning of the March quarter, technology still comprised 43% of the Portfolio at the end of the quarter. However, we added significantly to some less risky stocks during the quarter. So far, this strategy has served us well.

At the end of the December quarter, our two largest positions, Qualcomm and JDS Uniphase, represented 12.3% and 11.8% of the Portfolio, due to their previous stellar record. You may remember from my last letter that we had already sold 56% of our original Qualcomm shares in the December quarter, including a large block on the last day of the century. This sale took place one day before the all-time high for Qualcomm; in retrospect it seems very well timed. During the quarter we continued trimming to reduce




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risk and to give more diversification to our Portfolio. Qualcomm represented
"only" 4.5% of the Portfolio at the end of March, and JDS Uniphase - even after tremendous appreciation and significant trimming - represented 6.9%.

With the proceeds from these sales and money from new shareholders, we added to the large company value end of our spectrum (International Paper and Chase Manhattan), oil (Belco Oil and Gas, Vintage Petroleum, and Chevron), less expensive (well, we'll see) small company stocks (Comsat, Ben and Jerry's Homemade, Jakks Pacific, and Salton), and especially small company retail stocks that had really been hammered (Bebe's, Electronics Boutique, Spiegel, Chicos FAS, and Children's Place). Lest you think we've abandoned the NASDAQ stalwarts that made so much money for us in 1999, they still comprise almost half of our Portfolio and usually account for the daily and weekly price changes of our Portfolio. As you will remember from previous letters, however, Aggressive Growth is not a pure portfolio. It is not an Internet portfolio, although we have certainly owned some Internet stocks. It is not a technology portfolio, although 43% of the Portfolio is still in technology. It is not a "mid-cap growth" portfolio, although we own plenty and Morningstar (currently) categorizes us with this label. We're just letting the models pick the stocks and trying to manage the risk of having too many eggs in one basket.

Detailed Explanation of Quarterly Performance

TRANSLATION: Our technology stocks were among our biggest quarterly winners and losers.

In spite of the changes explained above, technology still drove our quarterly returns. Seven stocks gained more than 45% during the quarter. They were all technology-related. (Actually, Network Appliances and SDL are telecommunications companies, but the lines differentiating technology industries have become greatly blurred.) These were our best stocks in the March quarter:

            Rank    Description                  Industry                       % Gain
            ----    -----------                  --------                       ------
              1     Network Appliance Inc.      Telecommunications              99.2%
              2     PMC Sierra Inc.             Electronics/Electric            65.2%
              3     Advanced Micro Devices      Electronics/Electric            58.7%
              4     SDL Inc                     Telecommunications              55.4%
              5     Creative Computers, Inc     Data Processing/Software        49.6%
              6     JDS Uniphase Corp.          Electronics/Electric            49.5%
              7     Qlogic Corp.                Electronics/Electric            48.3%

What this list doesn't show is the volatility we experienced along the way. At one point in the quarter, Network Appliances had almost tripled from the December quarter; then it fell by one-third. PE Corp.-Celera Genomics was up almost four-fold before retreating to "just" a 24% quarterly return. Over the last fifteen years of investing personally, I've seen plenty of instances of volatility, but this is strong even by my standards.

On the other end of the spectrum, we had two companies that declined over 45%:

           Rank     Description                  Industry                               % Loss
           ----     -----------                  --------                               ------
              1     Power Integrations Inc      Electronics/Electric                    -47.8%
              2     Hauppauge Digital Inc.      Data Processing/Hardware                -47.6%

Fortunately, both of these were very small diversifying positions. Power Integrations "gave back" a portion of its previous tremendous gains. Hauppauge is an example of a high-flying company that announced it would report earnings much lower than estimated. We sold it for a significant percentage loss (though very small dollar loss), and the stock has continued to drop. (See the section "We Got Unlucky" below.)

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Top Ten Holdings

Again, lest you think we've abandoned the mid and large NASDAQ growth stocks, peruse this list:

                                                                                       Percent of
          Rank    Description                                Industry                  Net Assets
          ----    -----------                                --------                  ----------
            1     JDS Uniphase Corp.                         Electronics/Electric         6.9%
            2     Network Appliance Inc.                     Telecommunications           5.7%
            3     Advanced Micro Devices                     Electronics/Electric         5.0%
            4     Salton Inc                                 Electronics/Electric         4.9%
            5     Qualcomm Inc.                              Telecommunications           4.5%
            6     PE Corporation-Celera Genomics Group       Drugs-Generic and OTC        4.6%
            7     PMC - Sierra Inc.                          Electronics/Electric         4.4%
            8     SDL Inc.                                   Telecommunications           3.8%
            9     Siebel Systems Inc.                        Data Processing Software     3.5%
           10     Vintage Petroleum Inc.                     Oil and Gas                  3.2%
                                                                                          ----
                  Total                                                                   46.4%

Six of ten are listed on the NASDAQ exchange, and half are technology stocks. With the top ten holdings comprising 46% of the Portfolio, I still consider Aggressive Growth a "focused" fund; however, it is down from 55% last quarter.

We Got Lucky

Not all of the money we harvested from Qualcomm was invested outside of technology. A good bit of it was invested in Advanced Micro Devices, which appreciated 59%. This semiconductor company, which had been operating under Intel's shadow for a number of years (and trading at a significant discount to its peak price several years ago), announced a computer chip which clocked a speed of 1,000 megahertz, almost double the speed of the computer on my desk. Wall Street has really taken notice. We purchased this one at just the right time.

We Got Unlucky

We've already discussed Hauppauge. Here's what a growth company looks like when it falls off the cliff:



[Graph of Hauppauge Digital Inc. stock price from 4/99 - 4/00]


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We Almost Got Lucky

One unusual stock we own is PE Corp.-Celera Genomics. This company generates and commercializes gene research applications; it's a "gene-mapping company." Wow! On February 10 the company announced that it had completed the first protein-interaction map for an entire model organism. It's hard for me to get excited about something I know so little about, but suffice it to say it is a major scientific breakthrough. Shares of the company, which had already doubled in a short time, went ballistic. The company opened the quarter at $74.50 and rose to almost $300. Then President Clinton and Prime Minister Blair of Britain announced their desire to bring this kind of genetic research back into the public sector, and the shares descended all the way back down to close the quarter at $92. Unfortunately, the stock rose just short of where I would normally start trimming it. Our Portfolio felt the full brunt of the fall.


[GRAPH OF PE CORPORATION-CELERA GENOMICS GROUP STOCK PRICE FROM 4/99 - 4/00]


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, March 31, 2000; security positions can and do change thereafter.

Is Big Better?--I don't think so

TRANSLATION: Among top-performing funds over the last five years, ours has the fewest shareholders and lowest level of net assets around. Some fund families boast their large size. I boast our small size, because it helps our performance slightly. Although I don't think the point is a "big deal" for this Portfolio, it is an advantage when we purchase smaller companies.

As I was studying a table of the best performing funds with a five-year track record, I was struck by the following statistic: Bridgeway Aggressive Growth has the smallest level of net assets among the top 35 best performing funds over the last five years. We weigh in at $30 million. The median fund has about $2 billion.

So, which is better, a top performing $30 million fund or a top performing $2 billion fund? Is it better to buy a large fund (with many shareholders and assets) or a small one? Could fund size be an important


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factor in choosing a fund? What can we conclude from these statistics? Let's take these questions one at a time.

Which is better, a top performing $30 million fund or a top performing $2 billion fund?

Looking at historical performance, I don't see why anyone cares about size. If I'm a shareholder, a 40% annualized return is a 40% annualized return. Why would I care how many people are in the "same boat" with me? OK, in a bear market, perhaps it's nice to have company.

What about the future? Is it better to buy a large fund (with many shareholders and assets) or a small one?

To me, the best argument in favor of a large fund is that it tends to correlate with a lower expense ratio. However, you can look up expense ratio statistics just as easily as fund size, so why not just focus on expense ratio directly (see the next section below) and ignore fund size?

The best argument against large funds is that they tend to be less nimble than small ones. A "nimble" fund is one that can easily buy and sell shares of a stock without significantly and adversely affecting the stock price. In other words, a nimble fund can keep transaction costs low. Transaction costs are commissions paid to a broker, plus the "spread" or premium paid to the firm making a market in a stock. (The market maker is the firm that actually buys the stock you sell or sells the stock you buy.) Overall, I believe transaction costs are a "bigger deal" than the expense ratio when it comes to fund performance. They are most important when investing in smaller size companies. Since this Portfolio invests in companies of all sizes - large and small - I believe our small asset size is an advantage. Although I attribute most of our recent excellent performance to stock picking rather than cost management, I believe that over the long term, cost management - including transaction cost management
- can make a very big difference.

Should fund size be an important factor in choosing a fund?

For funds investing in small stocks, I believe it is very important, and I believe small is better.

What should we conclude from these statistics?

Maybe I'd just conclude that Bridgeway doesn't spend a lot to market our excellent historical performance. We're sticking with what we do best--performance--and trying to take care of our current shareholders first. Eventually, we think enough other people will figure this out by word of mouth and performance tables and that we won't be the fund with the lowest assets on the top-performing list.

"Hey, at Least It's Not Toasters"

     Performance, it turns out is not everything. Amid the rip-roaring gains of the stock market over the past several years, mutual-fund firms have been enticing new customers with World Series tickets, Palm-Pilot computers and jazz festivals in Aspen. Hey, at least it's not toasters.

                                Wall Street Journal, November 11, 1999

The example that really astounded me recently was a fund family that gives frequent flier miles for purchasing shares of their fund. Do these gimmicks really attract new shareholders? Maybe so. I was under the impression that this industry was about performance (including risk), costs, and service. Then again, none of the other fund companies mentioned in the article above has a five-star fund with a five-year track record among the top 35 funds and which has only attracted $30 million in assets.

I doubt you'll ever get frequent flier miles from Bridgeway. We'll just try to stick to the performance.


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I Hate High Expenses--or Just Say No

TRANSLATION: Our policy of avoiding soft dollar commissions (higher brokerage commissions that pay for research, terminals, and news services) continues to save the Portfolio money. It also helps us focus on what is really important.

At the beginning of the current fiscal year, I committed to our Board of Directors to continue to improve our accounting controls, specifically to prepare for being a fund company three times larger than we are currently. One project that we have completed this quarter is installing new hardware and software for placing trades (purchasing stocks). The new system is improving the efficiency of our trading process, helping us to eliminate paper, and increasing our capacity for growth. The software is rather costly, and I got a very interesting reaction from our vendor when it was time to talk about payment.

Most investment advisory firms pay for these items with soft dollars. Specifically, according to a survey by TheStreet.com, only six of the largest thirty mutual fund families could represent to a journalist that they don't use some form of soft dollars. "Soft dollars" aren't the less crisp kind that have been in circulation a few years and don't stick together in your wallet. Really, soft dollars means your money, money right out of the shareholder's own pocket. Here's the way soft dollars work.

The SEC requires a fund family to get the best deal for its clients when shopping for a broker. That means the lowest commission cost commensurate with the best execution--with one exception. The fund can pay a higher commission if the broker is also giving the fund something that adds to shareholder value. The most frequent example is research. Other examples are data and information, for example news services, Bloomberg terminals, and--you guessed it--trading software like we just purchased. When I discussed paying for our trading software, the salesman couldn't believe I was actually going to write a check from the investment advisory firm when I could have our fund pay for it through soft dollar commissions. Here is Bridgeway's position on soft dollar commissions:

Our shareholders pay Bridgeway Capital Management a management fee, which is up front and fair. It is based on performance. We make more when our shareholders make more. This helps us focus on Portfolio performance rather than asset size and revenues to the management firm. We pay for our own expenses related to investment management: Bloomberg terminals, computers, news services, and trading software. Period. This strategy 1) gets us out of a lot of games played between brokers and investment advisors, 2) significantly simplifies my job, and
3) reduces your expenses. If Bridgeway did soft dollar commissions, I would make (through my ownership in Bridgeway Capital Management) about $30,000 more in 2000, but I would have to spend my time keeping accurate, auditable records of what we used the soft dollars for and who benefited. I'm just not going to do it. A big part of our competitive advantage is cost efficiency and focus on performance. They're related, and I think it shows up in both our expense ratio and our Portfolio performance.

When it comes to soft dollar commissions, Bridgeway "just says no."

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery


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